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                                                                    Exhibit 23.2

                         [LOGO OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Metro-Goldwyn-Mayer Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1998 included in Metro-Goldwyn-Mayer Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP
                                                    ARTHUR ANDERSEN LLP


Los Angeles, California
May 18, 1998